Q4 & 2021 Earnings Presentation P O W E R I N G T H E W O R L D ’ S T R A N S I T I O N T O E L E C T R I F I C A T I O N March 1 , 2022

2 Forward Looking Statements Romeo Power files reports with the SEC, which are available on the Company’s website under “Investor Relations” free of charge. This includes Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports as soon as reasonably practicable after the Company electronically files such materials with or furnish them to the SEC. The SEC also maintains an Internet site that contains Romeo Power’s reports, proxy and information statements, and other information at www.sec.gov. Certain statements in this press release may constitute “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, including, without limitation, express or implied statements concerning Romeo Power’s ability to develop or sell new products, or to pursue customers in new product or geographic markets, Romeo Power’s expectations regarding its future financial performance, the demand for safe, effective, affordable and sustainable EV products, Romeo Power’s ability to produce and deliver such products on a commercial scale, and Romeo Power’s expectations that its customers will adhere to contracted purchase commitments on the currently expected timeframe are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Romeo Power’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: Romeo Power’s ability to execute on its plans to develop and market new products and the timing of these development programs; Romeo Power’s ability to increase the scale and capacity of its manufacturing processes; Romeo Power’s estimates of the size of the markets for its products; the rate and degree of market acceptance of Romeo Power’s products; the success of other competing technologies that may become available; Romeo Power’s ability to identify and integrate acquisitions; Romeo Power’s potential need for and ability to secure additional capital; the performance of Romeo Power’s products and customers; potential litigation involving Romeo Power; demand for battery cells and supply shortages; the potential effects of COVID-19; and general economic and market conditions impacting demand for Romeo Power’s products. You should carefully consider the foregoing factors and the other risks and uncertainties described in the Company’s filings with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from those implied by our forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Romeo Power undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Recent Highlights

- **Leadership transition began in Q3'21 and is now complete**
- **Continued to invest in and advance industry leading technology**
  - Achieved key milestones in battery safety for commercial vehicles
  - Developing new battery cell diagnostic and predictive tools with Dynexus Technology
  - Successfully validated pre-production stage for major customer resulting in battery packs powering trucks in service as of late 2021
- **During 2H'21, accelerated transition to accommodate increased growth**
  - Increased production workers over 4X and added a third shift to meet customer demand
  - Increasing 2022 average daily production rates by 37% over the fourth quarter of 2021
  - Secured new Cypress, CA facility and began transitioning all operations
- **Refocused in areas of the market where Romeo's industry leading technology is most impactful**
  - Extended contract with long-standing production customer
  - Won first phase of multi-phase program with Indigo Technologies, an OEM specializing in lightweight commercial vehicles for rideshare and delivery driving
  - Began delivering samples to customers in emerging market segments such as marine, defense, and last mile delivery
  - Focused commercial team to pursue diverse opportunities
- **Continued making headway in securing Romeo's supply chain**
  - Signed long-term supply agreement with Tier 1 battery cell supplier
- **Completed the acquisition of the joint venture with Borg Warner, regaining control of our R&D investment and further expanding future market opportunities**

We Are ROMEO POWER



A Leader in Battery Technology with Industry Leading Hardware, Software and Thermal Management

World-class Partnerships and Strategic Players

Manufactured in Southern California

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4 2021 F inanc ia l Resu l ts & 2022 Out look * Outlook would be approximately double the range provided if not for a structural change in how the value of battery cells are treated in our arrangement with a major customer Liquidity $120m Q4’21 $181m Q3’21 $350m New Flexible Equity Line of Credit Revenue $9.1m Q4’21 $5.8m Q3’21 FY 2022 Outlook $40m-$50m* $16.8m FY 2021

5 What We Do Romeo Power is an energy technology leader del ivering large - scale electri f icat ion solut ions for complex commercial vehicle appl icat ions. Our suite of advanced hardware, combined with our innovative battery management system, del ivers the safety, performance, rel iabi l i ty and configurabi l i ty our customers need to succeed.

6 How We Do I t Select top-tier lithium-ion cells using in-house cell science expertise Deliver superior gravimetric energy density through optimized packaging, enhanced reliability and highest standards of safety Modular pack architecture enables integration flexibility and configurability BATTERY CELLS BATTERY MODULE BATTERY PACK Focus today: Trucks + Buses Class 3 - 8 Second Life: Sustainable Energy Storage Next Targets: Marine, Agriculture, Aviation, etc.

7 Des igned & Di f ferent iated for Safety Battery Management System Sensing Single Cell Fault Tolerance ▪ EV commercial vehicle standards in early stages of development ▪ Romeo is defining state of the art in battery safety for commercial vehicles ▪ Introduced new sensors and software algorithm upgrades to products which allow Romeo’s products to detect the onset of a failure or anomaly ▪ Validated the ability to provide the driver with around 18 minutes of safety window by early detection of an anomaly, which then sends a signal to the dashboard ▪ 18-minute safety window is currently 3x the globally accepted standard (GTR 20) and Romeo is not aware of any commercial product that can match this feature

8 Orig ina l End Markets Focus Market: Short-haul BEV powered truck Market: Long-haul BEV powered truck Market: Short-haul BEV powered truck Romeo Power’s Industry-leading Battery Packs are Manufactured in Southern California Medium-duty Short-haul Trucks Heavy-duty Long-haul Trucks Vocational Trucks And Buses

9 Expanding End Market Focus Commercial FCEV Last Mile Delivery Vehicles Off-Road & Agriculture Marine: Recreational & Commercial On-Demand Passenger and Delivery Vehicles Commercial Retrofits Mobile Charging & ESS

ROMEO POWER

Commercial Acceleration & Diversification Strategy

New Market Opportunities Year-to-Date

ENGAGEMENT CYCLE: Initial Samples Delivered → ~12 months → Filling Orders → ~12 months → Production Contracts & Vehicles in Service

- Commercial Vehicles
- Marine Vehicles
- Electric Powertrain
- Defense Contractors
- Commercial EV Integrators
- Short-range Ride Sharing and Delivery

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ROMEO POWER

2022 Expansion – Cypress Facility

Cypress Site Highlights

- State-of-the-art headquarters, manufacturing and laboratory facility located in Cypress, California
- Full team under one roof
- Doubles critical lab and testing capacity
- Expanded manufacturing capacity and improved capabilities will enhance throughput, quality, cost effectiveness, and limit downtime
- Allows for continued organizational and capital investment in cell science, engineering and other resources driving growth
- Transition from Vernon to Cypress expected to be completed by end of July 2022

Romeo Facility Overview



±215,000 Total Building SF

±24,000 SF 2-Story Office

Located in Cypress, at the border of Los Angeles and Orange County

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12 2022 Strateg ic Pr ior i t ies : Dr iv ing Long - term Value ▪ Execute on current customer commitments ▪ Grow CEV business with existing customers as they scale ▪ Capture near-term opportunities with sample phase customers FULFILL COMMITMENTS ▪ Complete transition of all operations and production ▪ Double lab and testing capabilities ▪ Expand installed capacity and improve productivity LEVERAGE CYPRESS ▪ Maintain commitment to industry leading innovation ▪ Optimize cell attributes & product scalability for customer solutions ▪ Product flexibility enables transition from traditional electrical systems to modern EV requirements ADVANCE LEADING R&D ▪ Capitalize on new optionality and control of our own destiny ▪ Continue to win share in new markets like marine, last mile, etc. ▪ Leverage existing product into additional new markets EXPAND OPPORTUNITIES ▪ Prioritize R&D to maintain leadership ▪ Capture operating cost leverage through volume growth, higher productivity, reduced waste ▪ Careful priority selection in SG&A PRUDENTLY MANAGE COSTS

IR Contacts: Alpha IR Group RMO@alpha-ir.com 312-445-2870 POWER INSPIRED BY NATURE